UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 31, 2003

                              THINKING TOOLS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



         Delaware                      000-21295               77-0436410
----------------------------         -------------       ----------------------
(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                 File Number)       Identification Number)






              200 Park Avenue, Suite 3900, New York, New York 10166
          -------------------------------------------------------------
               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 808-7474



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On December 31, 2003, Thinking Tools, Inc. (the "Company") engaged Mercadien P.C. (formerly Druker, Rahl & Fein), as its independent accountants to audit the Company's financial statements for its fiscal years ended December 31, 2001 and 2002.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2004

                                                  THINKING TOOLS, INC.


                                                   By:  /s/ Moshe Zarmi
                                                        ---------------
                                                        Moshe Zarmi,
                                                        Chief Executive Officer